UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2022 (June 21, 2022)

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street
Bellevue, Washington
(Address of principal executive offices)

98006-1350
(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

As previously disclosed in a Form 8-K filing on June 21, 2022, T-Mobile US, Inc., a Delaware corporation (“T-Mobile”), DISH Network Corporation, a Nevada corporation (“DISH”), and their applicable wholly-owned subsidiaries (the “Parties”), entered into and executed a binding Term Sheet, dated June 15, 2022 (the “Term Sheet”) that, among other things, modified the Master Network Services Agreement previously entered into by the Parties on July 1, 2020 (the “MNSA”) and contained the commercial and settlement terms described in such filing. As disclosed therein, the Term Sheet was subject to approval by the U.S. Department of Justice’s Antitrust Division (the “DOJ”) in accordance with the Final Judgment entered into on April 1, 2020, among T-Mobile, DISH, the DOJ, and certain plaintiff states named therein. On June 21, 2022, the Parties were notified by the DOJ that approval has been granted. As such, the Term Sheet is now effective and T-Mobile and DISH have commenced negotiating in good faith an amendment to the MNSA and any other necessary agreements in order to further effectuate such modifications. Until such time as the definitive agreements are entered into (and whether or not any such definitive agreements are ever finalized, executed, and entered into), the Term Sheet, and all of the obligations contained within the Term Sheet, is in full force and effect and binding upon the parties.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning T-Mobile, DISH and the proposed transactions between T-Mobile and DISH. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions, including anticipated future financial and operating results, T-Mobile’s objectives, expectations and intentions, and the expected timing of completion of the proposed transactions. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to satisfy any of the conditions to the proposed transactions on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the Term Sheet or definitive agreements; adverse effects on the market price of T-Mobile’s common stock and on T-Mobile’s operating results because of a failure to complete the proposed transactions in the anticipated timeframe or at all; negative effects of the announcement, pendency or consummation of the proposed transactions on the market price of T-Mobile’s common stock and on T-Mobile’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; and other risks and uncertainties detailed in T-Mobile’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K and Form 10-Q, all of which are filed with the SEC and available at www.sec.gov and www.t-mobile.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. T-Mobile assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. References to our and the SEC’s website are inactive textual references only. Information contained on our and the SEC’s website is not incorporated by reference in this Report and should not be considered to be a part of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 23, 2022	/s/ Peter Osvaldik
Peter Osvaldik Executive Vice President and Chief Financial Officer